SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                 AMENDED FORM 8-K

                   Current Report Pursuant to Section 13 or 15 (d) of
                           the Securities Exchange Act of 1934


                            RIVAL TECHNOLOGIES INC.
                             ----------------------
                       (Name of Small Business Issuer)

British Columbia, Canada               0-49900                   NA
-------------------------        ----------------         -------------
(State or Other Jurisdiction of  Commission File        I.R.S. Employer
Incorporation or Organization)    Number                Identification
Number


    Suite 300, 625 West Kent Avenue N., Vancouver, British Columbia,
                           Canada V6E 3C9.
  -----------------------------------------------------------------------

       (Address of Principal Executive Offices including Zip Code)


                            (604) 323-0090
                       --------------------------
                        (Issuer's Telephone Number)


Securities to be Registered Under Section 12(b) of the Act:  None

Securities to be Registered Under Section 12(g) of the Act: Common Voting Stock, NPV

Number of outstanding shares of each class of the Issuer's classes of capital or common shares of Rival Technologies Inc.: 5,953,954 common shares with no par value.

Date of earliest event reported: November 19, 2002

INFORMATION TO BE INCLUDED IN THE REPORT

Convention

In this Form 8K all references to "Canada" are references to The
Dominion of Canada. All references to the "Government" are references to the government of Canada. Unless otherwise noted all references to "shares" or "common stock" are references to the common shares of Rival Technologies Inc. ("Rival"or the "Company").

In this document, all references to "SEC" or "Commission" are reference to the United States Securities and Exchange Commission. References to "$", "Cdn Dollars", or "Cdn$" are to the currency of Canada and all references to "US Dollars" or "US$" are to the currency of the United States of America. Solely for the convenience of the reader, this Form 8-K contains translations of certain Cdn Dollars amounts into US Dollars at specified rates.

Exchange Rate Information

The rate of exchange means that noon buying rate in New York City for cable transfer in Canadian dollars as certified for customs proposed by the Federal Reserve Bank of New York. The average rate means the average of the exchange rates on the last date of each month during a year.


		    2001      2000      1999	 	1998	  	1997

High		  $1.6034    $1.5583   $1.4849	$1.5770	 $1.4328
Low		   1.4935     1.4318	1.4420	 1.4100	  1.3470
Average for
Period	   1.5494     1.4854	1.4857	 1.4894	  1.3800
End of Period  1.5928     1.4995	1.4433	 1.5375	  1.4328

The exchange rate on September 30, 2002 was 1.5872.

The high and low exchange rates for the most recent six months are as follows:


		May	 June 	July	   August   September
		2002	 2002	  	2002	   2002     2002
High		1.5714   1.5481   1.5888   1.5918   1.5873
Low		1.5280   1.5122   1.5122   1.5538   1.5524


ITEM 1.  	CHANGES IN CONTROL OF REGISTRANT.

The Amended Form 8K of Rival dated October 18, 2002 is hereby incorporated by reference in full.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

The Amended Form 8K of Rival dated October 18, 2002 is hereby incorporated by reference in full with the exception of item "(c)
Management's Discussion and Analysis of Financial Condition and
Results of Operations" which shall be replaced in its entirety with the following:

(c) Management's Discussion and Analysis of Financial Condition and Results of Operations

United States Generally Accepted Accounting Principles

See note 9 to the Financial Statements for a comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Year Ended December 31, 2000 ("Fiscal 2000") compared to December 31, 1999 ("Fiscal 1999")

Sales

Sales decreased slightly to $242,317 in Fiscal 2000 as compared to $269,031 in Fiscal 1999, due to general decrease in demand for Rival's product. Rival's entitlement to royalty income from European sales of its product ended in Fiscal 2000. Cost of sales increased substantially in Fiscal 2000 as compared to Fiscal 1999 due to price increases from a subcontractor of Rival responsible for mixing NAFS-111. Rival changed to an alternative subcontractor in Fiscal 2001.

General and Administrative

General and Administrative costs were $178,969 in Fiscal 2000 as compared to $390,025 in Fiscal 1999, (excluding depreciation and amortization of $510,968 and research and development of $162,291), representing a decrease of 54%. This decrease was primarily attributed to efficiency improvements in the Rival's administrative operations, decreased management services.

Research and Development

Rival incurred $162,291 in Research and Development costs relating to its NAF product during fiscal year 1999 and none in fiscal year 2000. This decrease was a result of Rival not requiring any further research and development relating to its product.

Liquidity and Capital Resources

To date, funding for Rival's business and ongoing operations has come from common share issuances and sales of its products. During Fiscal 2000, Rival issued no new common shares.

Rival's cash position at December 31, 2000 was $5,894 as compared to $40,925 at December 31, 1999, representing a decrease of 86%.

Rival's net working capital position (current assets less current liabilities) decreased to negative ($1,164,655) in Fiscal 2000 from negative ($1,001,202) in Fiscal 1999 due primarily to decreasing inventory.

In Fiscal 2000, operating activities created a net loss of $163,453. This loss was offset primarily through the sale of excess inventory.

Comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Had Rival followed U.S. GAAP its Net Loss for 1999 would have been $535,228 as compared to Canadian GAAP of a Net Loss of $754,798. This difference is a result of $219,570 of research and development costs expensed under Canadian GAAP but incurred in prior years. There were no differences between U.S. GAAP and Canadian GAAP in Fiscal 2000.

Year Ended December 31, 2001 ("Fiscal 2001") compared to December 31, 2000 ("Fiscal 2000")

Sales

Sales decreased slightly to $229,924 in Fiscal 2001 as compared to $242,317 in Fiscal 2000, due to general decrease in demand for the product. Cost of Sales decreased to $125,622 in Fiscal 2001 as compared to $226,801 in Fiscal 2000, due to a change in suppliers.

General and Administrative

General and Administrative costs were $104,090 in Fiscal 2001 as compared to $178,969 in Fiscal 2000, representing a decrease of 42%. This decrease was primarily attributed to efficiency improvements in Rival's administrative operations and management temporarily working without compensation during the first and second quarter of Fiscal 2001.

Research and Development

Rival did not incur any Research and Development costs during fiscal year 2001.

Liquidity and Capital Resources

To date, virtually all funding for Rival's business and ongoing operations has come from common share issuances and sales of its products. During Fiscal 2001, Rival raised approximately $30,000 in equity, and converted $1,070,098 of debt into common shares.

Rival's cash position at December 31, 2001 was $22,407 as compared to $5,894 at December 31, 2000, representing a 380% increase.

Rival's net working capital position (current assets less current liabilities) increased to $9,140 in Fiscal 2001 from negative
($1,164,655) in Fiscal 2000 due primarily to the conversion of $1,070,098 in debt of to equity, plus a private placement of $30,000 in Fiscal 2001.

In Fiscal 2001, operating activities provided sufficient cash to pay operating overhead, leaving a marginal gain of $212 before other items. On November 5, 2001 Rival settled outstanding debt of $1,070,098 by issuing 4,661,305 common shares. On December 3, 2001, Rival completed a private placement of $30,000 by issuing 250,000 common shares plus 250,000 warrants to purchase an 250,000 common shares at a purchase price of $0.15 per share until December, 2003.

Comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Had Rival followed U.S. GAAP its Net Loss for 2001 would have been $74,788 as compared Net Earnings of $584,022 using Canadian GAAP. This difference is a result of under U.S GAAP the unpaid services provided by management would be accounted for as capital contribution at the fair market value of the services rendered being $75,000 whereas Canadian GAAP does not require such an adjustment. In addition under U.S GAAP stock issued to settle debts owed to related parties is recorded at the face value of the debt rather than at the fair value of the debt as required under Canadian GAAP. Accordingly a $584,022 adjustment would be made to the net earnings of Rival.

Under U.S. GAAP, Rival's Shareholder's Equity (Deficit) would be the same as under Canadian GAAP however there would be recorded in the US GAAP Balance Sheet additional line items taking into account the unpaid services contributed by management and the settlement of debt. See Note 9 of the Financial Statements.

Six Months Ended June 30, 2002 ('Interim 2002') compared to June 30, 2001 ('Interim 2001')

Sales

Sales decreased to $74,447 in Interim 2002 as compared to $101,328 in Interim 2001, due to a general decrease in demand for Rival's product.

General and Administrative

General and Administrative costs were $53,059 in Interim 2002 as compared to $36,847 in Interim 2001, representing an increase of 44%. This increase was primarily attributed to the return of full compensation of management in Interim 2002.

Research and Development

Rival did not incur any Research and Development costs during Interim
2002.

Liquidity and Capital Resources

During Interim 2002, Rival issued no new common shares.

Rival's cash position at June 30, 2002 was $10,287 as compared to $22,407 at June 30, 2001, representing a decrease of 54%.

Rival's net working capital position (current assets less current liabilities) decreased to negative ($6,816) in Interim 2002 from $9,140 in Interim 2001, due primarily to decreasing sales.

In Interim 2002, operating activities created a net loss of ($15,959).

Comparison of Canadian GAAP and United States GAAP as applicable to Rival's operations.

Had Rival followed U.S. GAAP its services provided by management for $Nil consideration would be accounted for as a capital contribution at the fair market value of the services provided being $30,000 for Interim 2002 and $45,000 for Interim 2001. Canadian GAAP does not require such an adjustment. Accordingly the net loss for Interim 2002 would be a $45,959 (Interim 2001 a loss of $28,911) following U.S. GAAP as opposed to $15,959 (Interim 2001 a gain of $16,089) following Canadian GAAP. Under U.S. GAAP, stock issued to settle debts owed to related parties is recorded at the face value of the debt settled rather than the fair market vale of the debt as required under Canadian GAAP. Accordingly the debts settled in 2001 through the issuance of stock would require a $584,022 adjustment to the net earnings of Rival.

Capital Requirements

Rival's greatest cash requirements during Fiscal 2002 will be for funding the expansion of business operations. Rival will be seeking to fund activities and other operating needs in the next twelve months from funds to be obtained through private placements or public offerings of debt or equity securities.

Subsequent to the next 12 months, Rival plans to continue financing it operations and capital requirements with new private financings and public offerings of debt and equity securities.

Rival proposes to raise additional financing through the sale of equity securities during the next fiscal year, although there can be no assurance that such funding will be available or that such funding, if available, can be obtained on terms acceptable to Rival. In the event that future equity financing cannot be raised or negotiations for joint venture funding are not successful, Rival's activities may be curtailed.

There is no assurance that Rival will earn revenue, operate profitably or provide a return on investment to its security holders. Rival currently has no commitments of a material nature.

Qualitative Information about Market Risk

Currency Exchange Rate Sensitivity

The results of Rival's operations are subject to currency transnational risk and currency transaction risk. Regarding currency transnational risk, the operating results and financial position of Rival are reported in Canadian dollars in Rival's financial statements. The fluctuation of the US dollar in relation to the Canadian dollar will therefore have an impact upon the profitability of Rival and may also affect the value of Rival's assets and the amount of shareholders' equity.

In regards to transaction risk, Rival's functional currency is the Canadian dollar and its activities are predominantly executed using the Canadian dollar. Rival incurs a relatively small portion of its expenses in U.S. dollars. Rival has not entered into any agreements or purchased any instruments to hedge any possible currency risks at this time.

Interest Rate Sensitivity

Rival currently has no significant short term or long term debt requiring interest payments. As a result, Rival has not entered into any agreement or purchased any instrument to hedge against possible interest rate risks at this time.

Results of Operations.

Rival has sufficient revenue from operations to meet its current operating overhead. Rival expects this revenue to remain consistent for the current operating year. Rival will require additional cash to implement Rival's business strategies, including cash for (i) payment of any increased operating expenses and (ii) expansion of business operations. No assurance can be given, however, that Rival will have access to the capital markets in the future, or that financing will be available on acceptable terms to satisfy Rival's cash requirements needed to implement Rival's business strategies. Rival's inability to access the capital markets or obtain acceptable financing could have a material adverse effect on Rival's results of operations and financial condition and could severely threaten the Rival's ability to operate as a going concern.

Rival's forecast of the period of time through which Rival's financial resources will be adequate to support Rival's operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary as a result of a number of factors. Rival anticipates that it will need to raise additional capital within the next 12 months in order to continue as a going concern. Such additional capital may be raised through additional public or private financings, as well as borrowings and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution of Rival's stockholders. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available within the next 12 months, Rival may be required to curtail Rival's operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require it to relinquish rights to certain of Rival's assets that Rival would not otherwise relinquish.

Taxation

A brief description of certain provisions of the tax treaty between Canada and the United States is included below, together with a brief outline of certain taxes, including withholding provisions to which United States security holders are subject under existing laws and regulations of Canada and the United States; the consequences, if any, of state and local taxes are not considered. The following information is general and security holders should seek the advice of their own tax advisors, tax counsel or accountants with respect to the applicability or effect on their own taxes. Rival has not paid dividends on the common shares since inception and has no plans to pay dividends in the immediate future.

Canadian federal tax legislation would require a 25% withholding from any dividends paid or deemed to be paid to Rival's non-resident shareholders. However, individual shareholders resident in the United States would generally have this rate reduced to 5% through the tax treaty between Canada and the United States. The amount of stock dividends paid to non-residents of Canada would be subject to withholding tax at the same rate as cash dividends. The amount of a stock dividend (for tax purposes) would generally be equal to the amount by which the stated capital of Rival had increased by reason of the payment of such a dividend. Interest paid or deemed to be paid on Rival's debt securities held by non-Canadian residents may also be subject to Canadian withholding tax, depending upon the terms and provisions of such securities and any applicable tax treaty, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

Under the present legislation in the United States, Rival is generally not subject to United States back-up withholding rules, which would require withholding at a rate of 20% on dividends and interest paid to certain United States persons who have not provided Rival with a taxpayer identification number, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

Gains derived from a disposition of shares of Rival by a non-resident shareholder will be subject to tax in Canada only if not less than 25% of any class of shares of Rival was owned by the non-resident shareholder and/or persons with whom the non-resident did not deal at arm's length at any time during the five year period immediately preceding the disposition. In such cases, gains derived by a U.S. shareholder from a disposition of shares of Rival would likely be exempt form tax in Canada by virtue of the Canada-U.S. tax treaty, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

This discussion is not intended to be, nor should it be construed to be, legal or tax advice to any holder or prospective holder of common shares of Rival and no opinion or representation with respect tot he United States federal income tax consequences to any such holder or prospective holder is made. Holders and prospective holder should therefore consult their own tax advisors with respect to their particular circumstances.

Exchange Controls

There is no law or governmental decree or regulation in Canada that restricts the export or import of capital, or affects the remittance of dividends, interest or other payments to a non-resident holder of Common Shares, other than withholding tax requirements.

There is no limitation imposed by Canadian law or by the constituent documents of Rival on the right of a non-resident to hold or vote Common Shares, other than are provided in the Investment Canada Act (Canada). The following summarizes the principal features of the Investment Canada Act (Canada).

The Investment Canada Act (Canada) requires certain "non-Canadian" individuals, governments, corporations or other entities who wish to acquire a "Canadian business" (as defined in the Investment Canada
Act), or establish a "new Canadian business" (as defined in the Investment Canada Act) to file either a notification or an application for review with a governmental agency known as "Investment Canada".
The Investment Canada Act requires that certain acquisitions of control by a Canadian business by a "non-Canadian" must be reviewed and approved by the Minister responsible for the Investment Canada Act on the basis that the Minister is satisfied that the acquisition is "likely to be of net benefit to Canada", having regard to criteria set forth in the Investment Canada Act. Only acquisitions of control rules for the determination of whether control has been acquired and, pursuant to those rules, the acquisition of one-third or more of the voting shares of a corporation may, in some circumstances, be considered to constitute an acquisition of control. Certain reviewable acquisitions of control may not be implemented before being approved by the Minister; if the Minister does not ultimately approve a reviewable acquisition that has been completed, the acquired Canadian business would be divested. Failure to comply with the review provisions of the Investment Canada Act could result in, among other things, an injunction or a court order directing disposition of assets or shares.

Rival is in compliance with the Investment Canada Act.

ITEM 3.	 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4. 	CHANGES IN REGISTRANT'S ACCOUNTANT.

The Amended Form 8K of Rival dated October 18, 2002 is hereby incorporated by reference in full.

ITEM 5.	OTHER EVENTS.

The Amended Form 8K of Rival dated October 18, 2002 is hereby incorporated by reference in full.

ITEM 6. 	RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

The Amended Form 8K of Rival dated October 18, 2002 is hereby incorporated by reference in full.

ITEM 7.	FINANCIAL STATEMENTS

(a) Index to Financial Statements

Audited Financial Statements of Rival

Independent Accountant's Report                               F-1 - F-2

Balance Sheet as at December 31, 2000, and December 31, 2001  F-3

Statement of Income, Loss and Deficit for the years ended
December 31, 1999, December 31, 2000 and December 31, 2001    F-4

Statement of Cash Flows for the years ended December 31,
1999, December 31, 2000 and December 31, 2001                 F-5

Notes to Financial Statements                                 F-6 - F10

Unaudited Financial Statements of Rival

Balance Sheet as at June 30, 2002  			      	  F-11

Statement of Income, Loss and Deficit for the six month
periods ending June 30, 2002				      	  F-12

Statement of Cash Flows for the six months periods
ending June 30, 2002					      	  F-13

Notes to Financial Statements				              F-14 - F-17

(b) Index to Exhibits.

Copies of the following documents are filed with this Form 8K as exhibits:

Exhibits                                                        Page

1   Memorandum and Articles of Incorporation          Previously filed

2   Certificate of Name Change                        Previously filed

3   Merger Agreement between Rival
    and Tracker		 	                        Previously filed

4.  Letter dated October 17, 2002 from
    Russel & Company to the SEC		            Previously filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVAL TECHNOLOGIES INC.
                                                   (Registrant)


Dated:  November 19, 2002       By:          /s/ "Perry Guglielmi" /s/
                                          -----------------------------
                                              Perry Guglielmi
                                              President

Grant Thornton LLP
Chartered Accountants
Management Consultants
Canadian Member of
Grant Thornton International






						Rival Technologies Inc.
						Financial Statements
						(Expressed in Canadian Dollars)
						December 31, 2001, 2000 and 1999


Grant Thornton LLP
Chartered Accountants
Management Consultants
Canadian Member of
Grant Thornton International







Report of Independent Auditors

To the Shareholders of
Rival Technologies Inc.

We have audited the balance sheets of Rival Technologies Inc. as at December 31, 2001 and 2000 and the statements of operations, deficit and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Canada and in the United States for the years ended December 31, 2001, 2000 and 1999.Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.


In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2001 and 2000 and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999 in accordance with Canadian generally accepted accounting principles. As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

							GRANT THORNTON LLP
Vancouver, Canada
March 4, 2002					Chartered Accountants

Comments by Auditors for U.S. Readers

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the company's ability to continue as a going concern, such as described in Note 1 to the financial statements. Our report to the shareholders dated March 4, 2002, is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

GRANT THORNTON LLP
Vancouver, Canada
March 4, 2002
Chartered Accountants

Rival Technologies Inc.
Balance Sheets
(Expressed in Canadian Dollars)
December 31					 2001			2000
----------------------------------------------------------------------
Assets
Current
	Cash					$22,407		$ 5,894
	Receivables			 	 60,539	 	 59,514
	Inventories			         -	         	 90,000
	Prepaids			  	  2,713	        2,713
                              	--------		---------
					 	 85,659           158,121
Capital assets (Note 3)		   	    -	                205
                              	--------	      ---------
						$85,659	     $158,326
----------------------------------------------------------------------
Liabilities
Current
	Payables				$76,519	     $248,396
	Due to related
      parties (Note 4)	         	  -	          1,074,380
                              	--------	     ---------
				       	 76,519	    1,322,776
                                    ---------	    ---------
Shareholders' Equity (Deficiency)
Capital stock (Note 5)		    6,374,727   	    5,785,371
Deficit				   (6,365,587)       (6,949,821)
                                  -----------	    ---------
					        9,140        (1,164,450)
                                   ----------	    ---------
						$85,659	     $158,326
----------------------------------------------------------------------
Going concern (Note 1)



See accompanying notes to the financial statements.

Rival Technologies Inc.
Statements of Operations and Deficit
(Expressed in Canadian Dollars)
Years Ended December 31			 2001	      2000		 1999

Sales						$229,924	$242,317	$269,031

Cost of sales				 125,622	 226,801	 134,515
                                    --------	--------	---------
Gross profit			       104,302	  15,516	 134,516

Royalty income				    -		   -	       173,970
                                     --------	--------	---------
						  104,302	  15,516	 308,486
                                     ---------	---------	---------
Expenses
	Accounting and legal		   18,573	  23,837	  44,873
	Depreciation and amortization
	  Deferred development
        costs (Note 6)				-		-	 219,570
	  Licences and other			205		-	 291,398
	Management services		   14,600	  71,245	 227,274
	Office and other			   19,467	  25,269	  30,867
	Regulatory fees			   10,498	  11,622	   7,101
	Rent					   33,529	  32,225	  29,542
	Research and development
      costs (Note 6)				-		-	 162,291
	Telephone and utilities		    6,595	   8,131	  14,022
	Travel and automobile		      623	   6,640	  36,346
                                      --------	--------	---------
					        104,090	 178,969   1,063,284
                                     --------	--------	---------
Earnings (loss) before other items		212	(163,453)	(754,798)

Gain on settlement of debt		  584,022		-		-
                                     --------	--------	---------
Net earnings (loss)			 $584,234   $(163,453)  $(754,798)
                                     --------	--------	---------
Weighted average number of
shares	     				2,033,507  1,118,046    1,042,629
                                    ----------	--------	---------
Basic earnings (loss) per share	 $   0.28	$ (0.16)	$  (0.51)
                                    ----------	--------	---------
Fully diluted earnings (loss)
per share					$    0.25	 $(0.16)	$  (0.51)
                                     ---------	--------	---------
Deficit, beginning of year	    $(6,949,821)$(6,786,368) $(6,031,570)

Net earnings (loss)			  584,234	(163,453)	 (754,798)
                                    ----------	--------	---------
Deficit, end of year		    $(6,365,587)$(6,949,821) $(6,786,368)
                                   -----------	--------	---------


See accompanying notes to the financial statements.

Rival Technologies Inc.
Statements of Cash Flows
(Expressed in Canadian Dollars)
Years Ended December 31			 2001		  2000	 1999

Cash derived from (applied to)
 Operating
	Net earnings (loss)		$584,234	$(163,453) $(754,798)
	Depreciation and
      amortization	           	     205	    -	       510,968
	Gain on settlement
	of debt				(584,022)	    -		     -
	Change in non-cash
	operating working capital
	  Receivables and
	  Prepayments		  	  (1,025)	  (27,579)	  (6,974)
	  Inventories	        	   90,000	  121,203	 (78,081)
	  Payables and
        accruals				(102,097)	    2,596	  181,818
	  Due to related
        parties	    	    		    (782)	   32,202	  164,332
                                    -----------	---------	---------
					       (13,487)	  (35,031)	   17,265

	Financing
	Private placement
	of shares	  		   	  30,000	     -	    -
                                     ----------	 ---------	 ---------
Net increase (decrease) in cash	  16,513	  (35,031)	   17,265

Cash

	Beginning of year			    5,894	   40,925	   23,660
                                     ----------- ---------	---------
	End of year				 $ 22,407	$   5,894	   40,925
                                      --------   ---------	---------
Non-cash items not included
in cash flows:
    Settlement of outstanding
    debt resulting in:
	Decrease in payables and
	Accruals			     $ (69,780)	$	-	$	-
	Decrease in due to related
	Parties			     (1,073,598)		-		-
	Increase in capital stock       559,356		-		-


See accompanying notes to the financial statements.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


1.	Operations and going concern

The company sells fire extinguishants and fire retardant products in Canada. Formerly, the company was the exclusive licensed manufacturer and distributor worldwide of a brand of fire extinguishants and fire retardant products. The licence agreement was terminated in December 1999. During the three years ended December 2001, all sales were made to customers in Canada.

These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assume that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

The company's continued existence is dependent upon its ability to raise substantial capital, maintain adequate financing arrangements and to generate profitable operations in the future. During 2001, control of the company passed to a new group that is actively seeking to raise capital and to identify possible business acquisitions.

These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern assumption were not appropriate for these financial statements, then adjustments would be necessary in the carrying values of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used.

2.	Summary of significant accounting policies

Basis of accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in Canada. As described in
Note 9, these principles differ in certain respects from those that the company would have followed had its financial statements been prepared in accordance with accounting principles generally accepted in the Unites States of America.

Use of estimates


In conformity with Canadian generally accepted accounting principles, management is required to make estimates and assumptions that could affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period. Actual results could differ from those reported.

Financial instruments

The company's financial instruments consist of cash, receivables, payables and accruals and amounts due to related parties. It is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. It was not practicable to determine the fair value of amounts due from/to related parties. The fair value of the other financial instruments approximate their carrying values.

Inventories

Inventories held for resale are stated at the lower of cost and net realizable value. Cost is determined on the first-in first-out basis.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


2.	Summary of significant accounting policies (Continued)

Capital assets

Capital assets are stated at cost. Depreciation and amortization are provided over the estimated useful life of the assets as follows:

	Furniture and fixtures		20%, declining balance method
	Licences				Straight line over initial term

Revenue recognition

The company sells fire extinguishers and fire retardant products. The company invoices its customers at an agreed price per volume of goods shipped.

The company recognizes revenues when goods have been delivered, invoices rendered and collection is reasonably assured. Allowances for non-collection of revenues are made when collectibility becomes uncertain. Shipping and handling costs are included in cost of sales.

Research and development

Research and development costs are expensed in the year incurred except where in management's opinion there is a reasonable expectation of a project's commercial success, in which case development costs are deferred. When a project is deemed commercially infeasible, deferred costs are written off.

Future income taxes

Future income taxes are provided for significant carry forwards and temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements and losses carried forward for income tax purposes that will result in taxable or deductible amounts in future periods. Future tax assets or liabilities are determined by applying the presently enacted tax rates and laws. A valuation allowance is required when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Earnings per share

Basic earnings (loss) per share amounts have been calculated using the weighted average number of shares outstanding. The dilutive effect of warrants is not reflected in loss per share for 2000 and 1999 as the effect would be antidilutive.

Capital stock issued for other than cash

Capital stock issued for settlement of debts is valued at a settlement price which approximates the quoted stock price at the time of the agreement to issue stock or otherwise at a comparable private placement price for cash.

Any excess of the face value of the debts over the settlement price ascribed to the stock is recognized as a gain on settlement of debt.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


3.	Capital assets

								2001 		     2000

Furniture and fixtures				    $	   -		  $  1,514
Accumulated depreciation				   -		    (1,309)
                                                ---------- 	  ---------
								   -		       205
                                                ---------- 	  --------
Licences							   -	         681,767
Accumulated depreciation				   -	        (681,767)
                                                ---------- 	  ---------
								   -			-
                                                ---------- 	  ---------
Net book value					    $   Nil		   $   205
                                                ---------- 	   -------

4.	Due to related parties

 								2001		       2000
Due to Explosafe International B.V.,
a former sub-licensee,
non-interest bearing and due on demand	 	$ -		$   942,880
Due to directors for consulting
and management fees, non-interest bearing
and without specific terms of repayment		  -		    123,000
Due to Tag Investments Inc., a former shareholder,
for royalties and product purchases,

non-interest bearing and due on demand		  -	  	      8,500
                                                -------	-----------

							      $  Nil       $1,074,380
                                                -------	  ---------


5.	Capital stock

Authorized:
	100,000,000 common shares, without par value
Issued:

Number of Shares	 Amount

Balance as at December 31, 1999			14,951,290  $5,785,371
Consolidation of share capital on the basis
of one new share for each ten
existing shares					     (13,456,161)     -
                                                ------------ --------

Balance of shares after share consolidation	 1,495,129	 5,785,371
Escrow shares cancelled				        (452,500)      -
                                                ------------ --------
Balance as at December 31, 2000			 1,042,629	 5,785,371
Settlement of outstanding debt to Explosafe
International B.V.				       4,096,087	   491,530
Settlement of outstanding debt to
related parties	   					   565,218	    67,826
Private placement						   250,000	    30,000
                                                  ------------  -------
Balance as at December 31, 2001			 5,953,934  $6,374,727
                                                  ------------  -------

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


5.	Capital stock (Continued)

Shares issuable under share purchase warrants:

     				     Number of 			 Number of
                             Shares  			 Shares
    				     Issuable at 	             Issuable at
Expiry Date	 Exercise Price  December 31, 2000 Issued  December 31,2001

August 17, 2003	$0.15		    -		     250,000	250,000


6.	Research and development costs

 						 2001		2000		1999
Deferred development costs

Balance, beginning of year		$   -		$   -		$219,570
Amortization				    -		    -		(219,570)
                                     -------	------	---------
Balance, end of year			 $ Nil	 $ Nil	  $  Nil
                                      -------	------	---------
Research and development
expenditures during the year
 Testing services				$   -		$   -		$ 47,135
 Raw materials and other		    -		    -		 115,156
                                      ------	------	---------
 						 $ Nil	 $ Nil	$162,291
                                     -------	------	---------

7.	Income taxes

The company has non-capital losses of approximately $2,580,000 that may be utilized to offset income for tax purposes in future years. The right to claim the losses expires in varying amounts between 2002 and 2008. Also, the availability of the losses for income tax purposes may be restricted if there is a change in control of the company.

These financial statements do not reflect the tax benefits that may be realized in future years related to losses incurred by the company due to the uncertainty of their realization.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


8.	Related party transactions

Transactions with related parties are recorded at their exchange amounts. Related party transactions with directors and officers and with companies directly related to current directors and former directors or formerly related companies not disclosed elsewhere in these financial statements are summarized as follows:

(a) Purchases in the year from a related company totalled $Nil (2000:
$96,000).

(b) General and administrative expenses include the following transactions with related parties:

							2001		2000

Management services			    $15,000	    $60,000

9.	Differences between Canadian and U.S. generally accepted
accounting principles and practices

The financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which differ in certain respects from those principles and practices that the company would have followed had its financial statements been prepared in accordance with accounting principles and practices accepted in the United States of America ("U.S. GAAP"):

- Under U.S. GAAP, services provided by management for $Nil consideration would be accounted for as a capital contribution at the fair value of the services provided. Canadian GAAP does not require such an adjustment.

- Under U.S. GAAP, stock issued to settle debts owed to related parties is recorded at the face value of the debt settled rather than at the fair value of the debt as required under Canadian GAAP. The debts settled in 2001 through the issuance of stock were previously owed to related parties as defined in SFAS 57.

- Under U.S. GAAP, research and development costs are expensed when incurred.

Had the company followed U.S. GAAP the effect on the financial statements of the company of the above differences is as follows:

 							 2001	     2000	   1999

Statement of operations and deficit
Net earnings (loss) under Canadian GAAP  $584,234  $(163,453)$(754,798)
Services contributed by management		(75,000)
Gain on settlement of debt recorded
under Canadian GAAP not recognized under
U.S. GAAP 					     (584,022)	-		 -
Research and development costs expensed
under Canadian GAAP but incurred
in prior years      				  -	      -	   219,570
Net earnings (loss) for
the year under U.S. GAAP 			(74,788)  (163,453) (535,228)
	Basic earnings (loss) per share
	under U.S. GAAP   		     $   0.00    $ (0.16)   $(0.51)
	Fully diluted earnings (loss)
	per share under U.S. GAAP	     $   0.00    $ (0.16)   $(0.51)

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


9.	Differences between Canadian and U.S. generally accepted
accounting principles and practices (Continued)


						 2001	   	2000	    	1999
Balance sheet
Shareholders' equity (deficiency)
under Canadian GAAP			 $9,140 $(1,164,450)$(1,000,997)
Items increasing (decreasing)
reported shareholders' equity
  Additional paid in capital for
  services contributed by management 75,000	 -		  -
  Services contributed by management
  recognized as period expense under
  U.S. GAAP					(75,000)	 -		  -
  Increase in capital stock for
  settlement of debt under
  U.S. GAAP      				584,022	 -		  -
  Gain on settlement of debt not
  recognized under U.S. GAAP	     (584,022)	 -		  -
  Increase in deficit due to
  research and development costs
  expensed in prior years under
  U.S. GAAP  				   -		 -		  -
Shareholders' equity (deficiency)
under U.S. GAAP				 $9,140 $(1,164,450)$(1,000,997)

For the year ended December 31, 2001, the company had two significant customers, which accounted for 72% and 28% of sales. For the year ended December 31, 2000 the company had two significant customers, which accounted for 65% and 35% of sales.

UNAUDITED FINANCIAL STATEMENTS FOR SIX MONTHS PERIOD ENDING JUNE 30,
2002

RIVAL TECHNOLOGIES INC.

Balance Sheet
(Expressed in Canadian Dollars)		June 30  		December 31
(Unaudited - prepared by management)	 2002 		2001
						    (Unaudited)		(Audited)

Assets
Current
	Cash						$ 10,287		$ 22,407
	Receivables					  43,676		  60,539
	Inventories					   	 -	             -
	Prepaids					   2,854		   2,713

							$ 56,817		 $85,659


Liabilities
Current
	Payables and accruals			$ 63,633		$ 76,519
	Due to related parties			       -	             -
							  63,633		  76,519

Shareholders' (Deficiency) Equity
	Capital stock  (Note 3)		     6,374,727	     6,374,727
	Deficit	  			    (6,381,541)	    (6,365,587)
							  (6,814)		  (9,140)

							$ 56,817		$ 85,659

Going Concern (Note 1)

On behalf of the Board


Elio Guglielmi (signed) Director	  Perry Guglielmi (signed) Director
ELIO GUGLIELMI	          		  PERRY GUGLIELMI

See accompanying notes to the financial statements

RIVAL TECHNOLOGIES INC.
Statement of Income and Deficit
For the Six and Three months ended June 30, 2002
(Expressed in Canadian Dollars)
(Unaudited - prepared by management)

 				2002		 2001		2002		2001
				   (Six months)		  (Three months)

SALES				$74,447	$101,328	$37,429	$73,822

COST OF SALES		 37,347	  48,392	 21,554	 39,732

GROSS PROFIT		 37,100	  52,936	 15,875	 29,546

EXPENSES

  Accounting and legal	  5,488	   9,573	    488	  9,034
  Automobile		      -	     234	      -  	    234
  Conferences, meetings
  & dues 			     90		 -		0		-
  Interest and bank
  charges   		    942	     254	    108	    147
  Management fees		 15,000		 -	  7,500		-
  Office and other	  5,434	   2,078	  3,552	  1,744
  Regulatory fees		  3,241	   4,765	    838	  1,598
  Rent			 18,889	  16,602	  9,693	  8,202
  Telephone and
  utilities	  		  2,729	   3,341	  1,367	  1,600
  Travel			  1,246		 -	    915		-
				 53,059	  36,847	 24,461	 22,559

NET INCOME (LOSS)		(15,959)	  16,089	 (8,586)	 11,531

Basic earning (loss)
per share 			  (0.00)	    0.01	  (0.00)	    0.01

Fully diluted earning
(loss)per share		  (0.00)	    0.01	  (0.00) 	    0.01

DEFICIT, beginning
of period		   (6,365,582)  (6,925,227) (6,372,955)  (6,920,669)

DEFICIT, end of
period	     	  $(6,381,541) $(6,909,138)$(6,381,541)$ (6,909,138)

Weight average
number of
Shares		    5,953,954    1,042,629   5,953,954    1,042,629

See accompanying notes to financial statements

RIVAL TECHNOLOGIES INC.
Statement of Cash Flows
For the Six and Three months ended June 30, 2002
(Expressed in Canadian Dollars)
(Unaudited - prepared by management)

				2002		2001		2002		2001
				  (Six months)		  (Three months)

Cash derived from
(applied to)

	Operating

	Net income (loss)	 $(15,959)	$16,089	$(8,586)	$11,531

	Change in non-cash
	operating working
	capital   		    3,839	 38,294	(10,707)	  6,958

	Financing

	 Advances (to) from
       related parties	  	  -	(12,000)		-		-

	 Increase in cash	  (12,120)	 42,383	 (2,121)	 18,489

	Cash

	Beginning of period  22,407	  5,894	  8,161	 29,788

	End of period	  $10,287	$48,277	$10,287	$48,277


See accompanying notes to financial statements

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited-prepared by management)
June 30, 2002

1.     Organization and continuing operations

These financial statements have been prepared on the basis of generally accepted accounting principles applicable to a going concern, which assumes that the company will realize its assets and discharge its liabilities in the normal course of business. The company has accumulated substantial losses and has a working capital deficiency of $ 6,816.00. Accordingly, its continuation will depend upon the company's ability to obtain adequate financing and to generate profitable operations in the future.

2.     Summary of significant accounting policies

Basis of presentation

This interim period consolidated financial statements have been prepared by the Company in accordance with Canadian generally accepted auditing standards and practices consistent with those used in the preparation of the company's annual financial statements. Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These interim period statements should be read together with the annual financial statements and the accompanying notes included in the company's latest annual report.

Financial instruments

The company's financial instruments consist of cash, receivables, payables and accruals and amounts due to (from) related parties. It is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values.

Rival Technologies Inc.
Notes to the Financial Statements  (continued)
(Expressed in Canadian Dollars)
(Unaudited - prepared by management)
June 30, 2002


3.       Capital stock

Authorized:
    100,000,000 common shares, without par value

Issued:				June 30,			June 30,
					2002				2001

				Number			Number
				of Shares	Amount	of Shares	Amount
Balance, beginning
of period			5,953,934	$6,374,725	1,042,629	$5,785,371
				_________	__________	_________	__________

Balance, end of period	5,953,934	$6,374,725	1,042,629	$5,785,371
				___________	__________	_________	__________


4. 	Canadian and US Generally Accepted Accounting Principles

The financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which differ in certain respects from those principles and practices that the company would have followed had its financial statements been prepared in accordance with accounting principles and practices accepted in the United States of America ("U.S. GAAP").

- Under US GAAP, services provided by management for $Nil consideration would be accounted for as a capital contribution at the fair market value of the services provided. Canadian GGAP does not require such an adjustment.

- Under U.S. GAAP, stock issued to settle debts owed to related parties is recorded at the face value of the debt settled rather than the fair value of the debt as required under Canadian GAAP. The debts settled in 2001 through the issuance of stock were previously owed to related parties as defined in SFAS 57.

Had the company followed U.S. GAAP the effect on the financial statements of the company of the above differences is as follows:

				2002		2001		2002		2001
				  (Six months)		  (Three months)

Statement of operation
and deficit

Net (Loss) earning
Under Canadian GAAP	 $(15,959)	$(16,089)	$(8,586)	$(11,531)
Service contribution
by management		  (30,000)	 (45,000)	(15,000)	 (22,500)
Gain on settlement of
debt recorded under
Canadian GAAP not
recognized under US GAAP  	  -		-		-		-
                          --------	 --------	--------	----------
Net loss for year under
US GAAP			  (45,959)	 (28,911)	 (23,586)	 (10,969)
                          --------	 --------	--------	----------
Loss per share (basic
and diluted) Under US GAAP$(0.008)	 $(0.030)	 $(0.004)	  $(0.01)
                          --------	 --------	--------	----------
Balance Sheet

								June 30,	December 31,
								2002		2001
Shareholder (deficiency) equity
under Canadian GAAP					$ (6,819)	$     9,140
Items increasing (decreasing)
reported shareholders equity
Additional paid in capital for services
contributed by management				  30,000	     75,000
Services contributed by management
recognized for the period expenses
under U.S. GAAP				 		 (30,000)	    (75,000)
Increase in capital stock
for settlement of debt under U.S. GAAP	           -	     584,022
Gain in settlement of debt not
recognized under U.S GAAP				     -	    (584,022)
                                                 ---------	    ---------
Shareholders equity (deficiency)
under U.S. GAAP						$ (6,819)	$      9,140
                                                  ---------	    ---------

For the six months ended June 30, 2002 the company had two significant customers which account for 90% and 10% of sales. For the six months ended June 30, 2001 the company had to significant customers, which accounted for 75% and 25% of the sales.